Madison Funds
Supplement Dated February 5, 2016
This Supplement amends the Prospectus of the Madison Funds dated February 28, 2015 as supplemented August 7, 2015, October 19, 2015, December 18, 2015, and December 23, 2015, and the Statement of Additional Information (SAI) dated February 28, 2015 as supplemented May 29, 2015, October 19, 2015, December 18, 2015, December 23, 2015 and the Summary Prospectus for the Madison Covered Call & Equity Income Fund dated February 28, 2015.
Madison Covered Call & Equity Income Fund
Currently the Covered Call & Equity Income Fund is co-managed by Ray DiBernardo, CFA, and Frank Burgess. Effective as of the date hereof, Mr. Burgess is replaced by Walter Dewey, CFA as co-manager of the fund.
As a result of the foregoing, all references in the prospectus and SAI to Mr. Burgess as co-manager of the fund are deleted, and the disclosure related to Portfolio Management is amended as noted below.
Portfolio Management
The Covered Call & Equity Income Fund is co-managed by Ray DiBernardo, CFA, and Walter Dewey, CFA. Mr. DiBernardo, Vice President and Portfolio Manager of Madison, has co-managed the fund since the fund's inception in November 2009. Prior to joining Madison in 2003, Mr. DiBernardo was employed at Concord Trust in Chicago, IL as well as a Toronto-based international equity firm. Mr. Dewey, Vice President and Portfolio Manager, has co-managed the fund since February 2016. Mr. Dewey has been with Madison since December 2012. Prior to that, he served as a portfolio manager for Reinhart Partners, Inc. (“Reinhart”), an investment advisory firm, since 2008. For the twenty years prior to joining Reinhart, Mr. Dewey was a portfolio manager for U.S. Bancorp in Madison, WI.

Please keep this Supplement with your records.

Summary Prospectus
February 28, 2015
Madison Covered Call & Equity Income Fund
Share Class/Ticker: Class A - MENAX • Class C - MENCX • Class Y - MENYX • Class R6 - MENRX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information (SAI) and other information about the Fund online at madisonfunds.com/ProspectusReports. You can also obtain this information at no cost by calling 800.877.6089 or by sending an email request to madisonlitrequests@madisonadv.com. The current prospectus and SAI dated February 28, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Madison Covered Call & Equity Income Fund seeks to provide consistent total return and, secondarily, to provide a high level of income and gains from option premiums.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in Madison Funds. More information about these and other discounts is available from your financial professional, in the “Your Account - Sales Charges and Fees” section on page 107 of the prospectus and in the “More About Purchasing and Selling Shares” section on page 61 of the statement of additional information.

Shareholder Fees: (fees paid directly from your investment)	Class A	Class C	Class Y	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	1.00%1	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class Y	Class R6
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.15%	0.15%	0.15%	0.02%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses[2]	1.28%	2.03%	1.03%	0.90%
1 The CDSC is eliminated after 12 months following purchase.

[2]
Total annual fund operating expenses for the period ended October 31, 2014 do not match the financial statements because the financial statements do not include acquired fund fees and expenses. In addition for Class Y shares total annual fund operating expenses do not match the financial statements due to rounding.

Example:
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or not redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Redemption				No Redemption
	A	C	Y	R6	A	C	Y	R6
1 Year	$ 698	$ 306	$ 105	$ 92	$ 698	$ 206	$ 105	$ 92
3 Years	958	637	328	287	958	637	328	287
5 Years	1,237	1,093	569	498	1,237	1,093	569	498
10 Years	2,031	2,358	1,259	1,108	2,031	2,358	1,259	1,108
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense examples above, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 139% of the average value of its portfolio.
Principal Investment Strategies
The fund invests, under normal conditions, primarily in common stocks of large- and mid-capitalization issuers that are, in the view of the fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The fund seeks to produce a high level of current income and current gains generated from option writing premiums and, to a lesser extent, from dividends.
Under normal market conditions, the fund will invest at least 80% of its net assets in common stocks, with at least 65% of this amount invested in common stocks of large capitalization issuers that meet the fund’s selection criteria. In calculating compliance with these percentages, the fund will "look through" to the characteristics of the underlying holdings of any ETF held by the fund. The fund may invest the remainder of its common stock investments in companies that meet the fund’s selection criteria but whose market capitalization is considered to be middle sized or “mid cap"
(generally, stocks with a market capitalization similar to those companies in the Russell Midcap® Index). In addition, the fund may invest up to 15% of its net assets in foreign securities, including American Depository Receipts (“ADRs”) (which represent an interest in the shares of a non-U.S. company that have been deposited with a U.S. bank, trade in U.S. dollars and clear through U.S. settlement systems, thus allowing the holder of an ADR to avoid

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having to transact in a foreign currency) and emerging market securities. The fund’s investment adviser, Madison Asset Management, LLC (“Madison”), will allocate the fund’s assets among stocks in sectors of the economy based upon Madison’ views on forward earnings growth rates, adjusted to reflect Madison’s views on economic and market conditions and sector risk factors. In general, Madison focuses its investments in the information technology, consumer discretionary, health care and financials sectors, and may invest up to 35% of the fund’s net assets in any one such sector. The fund generally holds 30-50 individual securities in its portfolio at any given time. This reflects Madison's belief that your money should be invested in Madison's top investment ideas, and that focusing on Madison's best investment ideas is the best way to achieve the fund’s investment objectives.
The fund will employ an option strategy of writing covered call options on a substantial portion of the common stocks in its portfolio. The extent of option writing activity will depend upon market conditions and Madison’s ongoing assessment of the attractiveness of writing call options on the fund’s stock holdings. In addition to providing income, covered call writing helps to reduce the volatility (and risk profile) of the fund by providing downside protection.
In addition to its covered call strategy, the fund may, to a lesser extent (not more than 20% of its net assets), pursue an option strategy that includes the writing of both put options and call options on certain of the common stocks in the fund’s portfolio. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizable short-term or intermediate-term decline, the fund may, to a limited extent (not more than 2% of its total assets) purchase put options or put option debit spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on broad-based securities indices (such as the S&P 500, S&P MidCap 400 or other indices deemed suitable) or certain exchange traded funds (“ETFs”) that trade like common stocks but represent such market indices.
Although Madison believes that, under normal conditions, at least 80% of the fund will be invested in equity securities, Madison believes that when options are exercised and portfolio securities are called away in exchange for cash, it may not be in the interest of the fund to immediately invest its cash. Additionally, during periods when Madison believes the stock markets in general are overvalued or when there is perceived domestic or global economic or political risk or when investments in equity securities bear an above average risk of loss, Madison will delay investment of some or all of the fund’s cash until such periods have ended. Thus, in Madison’s discretion, the fund’s cash may be held for “temporary defensive purposes,” and might represent a material percentage of the fund’s portfolio. These periods may last for a few weeks or even for a few months, until more attractive market conditions exist.
The fund’s investment strategy reflects Madison’s general “Participate and Protect®” investment philosophy. Madison’s expectation is that investors in the fund will participate in market appreciation during bull markets and experience something less than full participation during bear markets compared with investors in portfolios holding more speculative and volatile securities; therefore, this investment philosophy is intended to represent a conservative investment strategy. There is no assurance that Madison’s expectations regarding this investment strategy will be realized.
Although the fund expects to pursue its investment objectives utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market instruments. To the extent the fund engages in this temporary defensive position, the fund’s ability to achieve its investment objectives may be diminished.
Principal Risks
The specific risks of owning the fund are set forth below.  You could lose money as a result of investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  The fund’s share price and total return will fluctuate.  You should consider your own investment goals, time horizon and risk tolerance before investing in the fund.
Market Risk. The share price of the fund reflects the value of the securities it holds. If a security’s price falls, the share price of the fund will go down (unless another security’s price rises by an offsetting amount). If the fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Equity Risk. The fund is subject to equity risk. Equity risk is the risk that securities held by the fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the fund participate, and the particular circumstances and performance of particular companies whose securities the fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Mid-Cap Company Risk. The fund’s investments in mid-capitalization companies may entail greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Some growth-oriented companies may not have established financial histories; often have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.
Option Risk. There are several risks associated with transactions in options on securities, as follows:

•
There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

•
As the writer of a covered call option, the fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

•
The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it may not be able to effect a closing purchase transaction in order to terminate its obligation under the option and must then deliver the underlying security at the exercise price.

•
There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. If the fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

•
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

•	The value of call options will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest

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rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of events affecting the underlying equity security. A reduction in the exercise price of an option would reduce the fund’s capital appreciation potential on the underlying security.

•
When the fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. Also, while the fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the fund risks a loss equal to the entire value of the stock.

•
If a put option purchased by the fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the fund will lose its entire investment in the option.

The fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. The number of options which the fund may write or purchase may be affected by options written or purchased by other clients of the fund’s investment adviser or its affiliates.
Tax Risk. The fund will generate taxable income and therefore is subject to tax risk. In addition to option premium income, most or all of the gains from the sale of the underlying securities held by the fund on which options are written may be short-term capital gains taxed at ordinary income rates in any particular year. Because the fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the fund to realize capital gains or losses at inopportune times. The fund’s transactions in options are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), and (vi) cause the fund to recognize income or gain without a corresponding receipt of cash.
Foreign Security and Emerging Market Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Concentration Risk. To the extent that the fund makes substantial investments in a single sector, the fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.
Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s investment results have varied from year to year. The table shows the fund’s average annual total returns for various periods compared to a broad measure of market performance, as well as the CBOE S&P 500 BuyWrite Index (BXMSM) which is provided because of the fund’s option writing strategy. The fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information current to the most recent month end is available at no cost by visiting www.madisonfunds.com or by calling 1-800-877-6089.
Calendar Year Total Returns for Class A Shares
(Returns do not reflect sales charges and would be lower if they did.)

Highest/Lowest quarter end results during this period were:

Highest:	4Q 2011	12.82%
Lowest:	3Q 2011	-10.16%

Average Annual Total Returns
For Periods Ended December 31, 2014

	1 Year	5 Years	Since Inception 10/30/2009	Since Inception 7/31/2012
Class A Shares – Return Before Taxes	-0.14%	6.85%	6.83%	N/A
Return After Taxes on Distributions	-3.66%	3.54%	3.63%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	0.09%	3.98%	4.01%	N/A
Class C Shares – Return Before Taxes	4.27%	N/A	N/A	9.16%
Class Y Shares – Return before Taxes	6.25%	8.38%	8.32%	N/A
Class R6 Shares – Return before Taxes	6.34%	N/A	N/A	10.34%
S&P 500® Index (reflects no deduction for sales charges, account fees, expenses or taxes)	13.69%	15.45%	16.53%	20.61%
CBOE S&P 500 BuyWrite Index (BXMSM) (reflects no deduction for sales charges, account fees, expenses or taxes)	5.64%	7.09%	8.47%	7.37%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are

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shown for only Class A shares. After-tax returns for Class C, Y and R6 shares will vary.
Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. Ray DiBernardo, CFA (Vice President, Portfolio Manager) and Frank Burgess (Chairman of the Board and Founder of Madison Investment Holdings, Inc., the parent company of Madison Asset Management, LLC) co-manage the fund. Messrs. DiBernardo and Burgess have served in this capacity since inception of the fund in November 2009.
Purchase and Sale of Fund Shares
Class A and C Shares. The minimum investment amounts are as follows for Class A and C shares:

Type of Account	To Open an Account[1]	To Add to an Account[1]
Non-retirement accounts:	$1,000 ($1,000 per fund)	$150 ($50 per fund)
Retirement accounts:	$500 ($500 per fund)	$150 ($50 per fund)
Systematic investment programs:[2]
Twice Monthly or Biweekly[3]	$25	$25
Monthly	$50	$50
Bimonthly (every other month)	$100	$100
Quarterly	$150	$150
1    The fund reserves the right to accept purchase amounts below the minimum for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like “managed account” programs.
2    Regardless of frequency, the minimum investment allowed is $50 per fund per month.
3 Only one fund can be opened under the twice monthly or biweekly options and all purchases need to be directed to that fund.
Class Y Shares. The minimum initial investment for Class Y shares purchased directly from the fund is $25,000 for non-retirement accounts and retirement accounts, with a minimum subsequent investment of $50; provided that these minimums may be waived in certain situations. The minimum initial investment for Class Y shares is $1,000 for non-retirement accounts and $500 for retirement accounts, with a minimum subsequent investment of $50, for purchases made by:

•	Dealers and financial intermediates that have entered into arrangements with the fund’s distributor to accept orders on behalf of their clients.

•	The fund-of-funds and managed account programs managed by Madison.

•	Investment advisory clients of Madison and its affiliates.

•	Members of the Board of Trustees of Madison Funds and any other board of trustees affiliated with Madison.

•	Individuals and their immediate family members who are employees, directors or officers of the adviser, any subadviser, or any service provider of Madison Funds.

•	Any investor, including their immediate family members, who owned Class Y shares of any Madison Mosaic Fund as of April 19, 2013.

•	Any investor, including their immediate family members, who owned Advisor class shares of the Hansberger International Growth Fund as of July 31, 2014.
The fund reserves the right to accept purchase amounts below the stated minimums for accounts that are funded with pre-tax or salary reduction contributions which include SEPs, 401(k) plans, non-qualified deferred compensation plans, and other pension and profit sharing plans, as well as for investment for accounts opened through institutional relationships like managed account programs and orders placed in omnibus accounts.
Class R6 Shares. Class R6 shares may be purchased through participating retirement plans, and the purchase minimums are set by the plan’s administrator or record keeper.  In addition, corporations and other institutions, such as trusts, endowments and foundations, can purchase Class R6 shares with a minimum investment of $500,000.  The minimum to add to an account is $50,000. The fund reserves the right to lower the minimum initial investment amount on a case-by-case basis if deemed to be in the interest of the fund. Class R6 shares are not available to retail non-retirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPS, SARSEPs, SIMPLE IRAs or individual 403(b) plans. Class R6 shares are also not available for purchase under circumstances where the fund’s investment adviser (and/or an affiliate thereof) is contractually required to pay, directly or indirectly, a portion of the revenues it receives from the fund to a third party pursuant to a joint venture, revenue sharing or similar agreement.
You may generally purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange (NYSE) is open for business by written request (Madison Funds, P.O. Box 8390, Boston, MA 02266-8390), by telephone (1-800-877-6089), by contacting your financial professional, by wire (purchases only) or, with respect to purchases and exchanges, online at madisonfunds.com. Requests must be received in good order by the fund or its agent prior to the close of regular trading of the NYSE in order to receive that day's net asset value. Investors wishing to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary to learn how to place an order.
Tax Information
Dividends and capital gains distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal). Distributions from the fund may be taxed as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a financial advisor), the fund, the fund’s investment adviser and/or the fund’s principal distributor may pay the intermediary for the sale of fund shares and related services. Currently, the fund has such an arrangement with CUNA Brokerage Services, Inc., the former principal distributor of the fund’s shares, as well as certain other financial intermediaries. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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